Exhibit 10.24

Execution Version

SECOND AMENDMENT TO SENIOR SECURED REVOLVING CREDIT AGREEMENT

dated as of

March 14, 2011

among

HORNBECK OFFSHORE SERVICES, LLC

and

HORNBECK OFFSHORE TRANSPORTATION, LLC,

AS BORROWERS,

HORNBECK OFFSHORE SERVICES, INC.,

AS PARENT GUARANTOR,

WELLS FARGO BANK, N.A.,

AS ADMINISTRATIVE AGENT,

AND

THE LENDERS PARTY HERETO

SOLE LEAD ARRANGER AND SOLE BOOKRUNNER

WELLS FARGO SECURITIES, LLC

SECOND AMENDMENT TO SENIOR SECURED REVOLVING CREDIT AGREEMENT

THIS SECOND AMENDMENT TO SENIOR SECURED REVOLVING CREDIT AGREEMENT (this “Amendment”) dated as of March 14, 2011, is among Hornbeck Offshore Services, LLC and Hornbeck Offshore Transportation, LLC, each a limited liability company duly formed and existing under the laws of the State of Delaware (collectively, the “Borrowers” and individually, a “Borrower”); Hornbeck Offshore Services, Inc., a corporation duly formed and existing under the laws of the State of Delaware (the “Parent Guarantor”); each of the Lenders signatory hereto and Wells Fargo Bank, N.A., as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the “Administrative Agent”).

R E C I T A L S

A. The Parent Guarantor, the Borrowers, the Administrative Agent and the Lenders are parties to that certain Senior Secured Revolving Credit Agreement dated as of September 27, 2006 (as the same has been modified prior to the date hereof, the “Credit Agreement”), pursuant to which the Lenders have made certain loans to, and extensions of credit for, the account of the Borrowers.

B. The Parent Guarantor and the Borrowers have requested and the Lenders have agreed to amend the Credit Agreement to, among other things, modify the financial covenants as set forth therein.

C. NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1. Defined Terms. Each capitalized term used herein but not otherwise defined herein has the meaning given such term in the Credit Agreement, as amended hereby. Unless otherwise indicated, all article and section references in this Amendment refer to articles and sections of the Credit Agreement.

Section 2. Amendments to Credit Agreement.

2.1 Amendments to Section 1.02.

(a) The following definitions are hereby deleted and replaced in their entireties to read as follows:

“‘Agreement’ means this Credit Agreement, as amended by the First Amendment and the Second Amendment, together with any and all supplements, restatements, renewals, refinances, modifications, amendments, extensions for any period, increases or rearrangements thereof.”

“‘APB 14’ means Accounting Standards Codification Topic 470-20 (formerly Financial Accounting Standards Board (FASB) Staff Position APB14-1, Accounting for Convertible Debt Instruments That May Be Settled in Cash upon Conversion (Including Partial Cash Settlement)), promulgated by the FASB.”

“‘Fee Letter’ means, together, (i) the letter agreement, dated as of July 21, 2006, between the Borrowers and the Administrative Agent, (ii) the letter agreement, dated as of October 14, 2009, between the Borrowers and Wells Fargo Securities, LLC and (iii) the letter agreement dated as of March 4, 2011, between Hornbeck Offshore Services, LLC and Wells Fargo Securities LLC.”

(b) The following definitions are hereby amended as follows:

(i) The definition of “Pro Forma EBITDA” is hereby amended by adding the words “and the Senior Secured Leverage Ratio” immediately after the words “with respect to the Leverage Ratio” in the first sentence of such definition.

(ii) The definition of “Qualified Services Contract” is hereby amended by adding the words “and the Senior Secured Leverage Ratio” immediately after each reference to “Leverage Ratio” therein.

(c) The following definitions are hereby added where alphabetically appropriate to read as follows:

“‘Second Amendment’ means the Second Amendment to Senior Secured Revolving Credit Agreement dated as of March 14, 2011 among the Parent Guarantor, the Borrowers, the Administrative Agent and the Lenders party thereto.”

“‘Second Amendment Effective Date’ has the meaning assigned to such term in Section 3 of the Second Amendment.”

“‘Senior Secured Debt’ means secured Funded Debt.”

“‘Senior Secured Leverage Ratio’ means the ratio of Senior Secured Debt to Pro Forma EBITDA for the four fiscal quarters ending on the last day of the preceding fiscal quarter for which financial statements of the Parent Guarantor have been delivered pursuant to Sections 8.01(a) and (c).”

“‘Stockholders’ Equity’ means, as of the last day of any fiscal quarter commencing with the quarter ended December 31, 2010, consolidated stockholders’ equity of the Parent Guarantor and its Consolidated Subsidiaries as of that date determined in accordance with GAAP.”

“‘Total Debt’ means, with respect to the Parent Guarantor (on a consolidated basis with its Consolidated Subsidiaries), as of the last day of any fiscal quarter commencing with the quarter ended December 31, 2010, without duplication, (a) all indebtedness for money borrowed, (b) the present value of all obligations for the payment of rent or hire of Property of any kind (real or personal) under leases or lease agreements required to be capitalized under generally accepted accounting principles, (c) guaranties of the obligations of any other Person, whether direct or indirect, whether by agreement to purchase the indebtedness of any other Person or by agreement for the furnishing of funds to any other Person through the purchase or lease of goods, supplies or services (or by way of stock purchase, capital contribution, advance or loan) for the purpose of paying or discharging the indebtedness of any other Person, or otherwise and (d) any other obligations as are or should be shown as debt on a consolidated balance sheet in accordance with GAAP.”

“‘Total Debt to Capitalization Ratio’ means the ratio of (i) Total Debt to (ii) the sum of Total Debt plus Stockholders’ Equity.”

2.2 Amendment to Section 8.02. Section 8.02 is hereby amended by deleting the words “Sections 9.01(a) and (b)” in subsection (b) thereof and replacing them with the words “Sections 9.01(a), (b) and (c)”.

2.3 Amendments to Section 9.01 (Financial Covenants). Section 9.01 is hereby deleted and replaced in its entirety to read as follows:

“Section 9.01 Financial Covenants.

(a) Interest Coverage Ratio. The Parent Guarantor will not, as of the last day of any fiscal quarter commencing with the quarter ended December 31, 2010, permit its ratio of EBITDA (without pro forma adjustments) for the period of four fiscal quarters then ending to interest expense (determined in accordance with GAAP except that the non-cash original issue discount component of interest expense related to Debt subject to APB 14 will be excluded from interest expense for purposes of this calculation) for such period to be less than 2.00 to 1.00.

(b) Senior Secured Leverage Ratio. The Parent Guarantor will not, as of the last day of any fiscal quarter commencing with the quarter ended December 31, 2010, permit its Senior Secured Leverage Ratio to be greater than 2.00 to 1.00.

(c) Total Debt to Capitalization Ratio. The Parent Guarantor will not, as of the last day of any fiscal quarter commencing with the quarter ended December 31, 2010, permit its Total Debt to Capitalization Ratio to be greater than 55%.”

2.4 Amendments to Section 9.06 (Mergers, Acquisitions, New Subsidiaries).

(a) Section 9.06(a)(4)(B) is hereby deleted and replaced in its entirety to read as follows:

“(B) had the merger occurred on the last day of the most recently completed fiscal quarter for which internal financial statements are available, the Senior Secured Leverage Ratio of the Parent Guarantor (on a consolidated basis with its Consolidated Subsidiaries) would be at least 0.25 below the maximum Senior Secured Leverage Ratio permitted under Section 9.01(b) for such quarter end before an Event of Default otherwise would exist thereunder, and”

(b) Section 9.06(b)(3)(B) is hereby deleted and replaced in its entirety to read as follows:

“(B) had the acquisition, formation or Investment occurred on the last day of the most recently ended fiscal quarter for which internal financial statements are available, the Senior Secured Leverage Ratio of the Parent Guarantor (on a consolidated basis with its Subsidiaries, including the new Subsidiary) would be at least 0.25 below the maximum Senior Secured Leverage Ratio permitted under Section 9.01(b) for such quarter end before an Event of Default otherwise would exist thereunder,”

2.5 Amendments to Section 12.01(a).

(a) Section 12.01(a)(ii) is hereby deleted and replaced in its entirety to read as follows:

“(ii) if to the Administrative Agent, to it at WLS Charlotte Agency Services, 1525 W WT Harris Blvd, MAC D1109-019 Charlotte, NC 28262, Attention of Sandy Onesy (Telecopy No. 704-715-0017), with a copy to Corbin Womac, Vice President & Relationship Manager, at 1000 Louisiana, 9th Floor, MAC T5002-090, Houston, Texas 77002, (Telecopy No. 713-739-1087);”

(b) Section 12.01(a)(iii) is hereby deleted and replaced in its entirety to read as follows:

“(iii) if to the Issuing Lender, to it at WLS Charlotte Agency Services, 1525 W WT Harris Blvd, MAC D1109-019 Charlotte, NC 28262, Attention of Sandy Onesy (Telecopy No. 704-715-0017), with a copy to Corbin Womac, Vice President & Relationship Manager, at 1000 Louisiana, 9th Floor, MAC T5002-090, Houston, Texas 77002, (Telecopy No. 713-739-1087); and”

2.6 Amendment to Schedule 7.15 (Subsidiaries). Schedule 7.15 to the Credit Agreement is hereby deleted and replaced in its entirety with Schedule 7.15 to this Amendment setting forth the Parent Guarantor’s Subsidiaries.

2.7 Amendment to Schedule 12.01(a) (Notice Information of Additional Lenders). Schedule 12.01(a) to the Credit Agreement is hereby deleted and replaced in its entirety with Schedule 12.01(a) to this Amendment setting forth the notice information of the Additional Lenders.

Section 3. Conditions Precedent. This Amendment shall not become effective until the date on which each of the following conditions is satisfied (or waived in accordance with Section 12.02 of the Credit Agreement) (the “Second Amendment Effective Date”):

3.1 The Administrative Agent shall have received from the Required Lenders, the Borrowers and the Parent Guarantor, counterparts (in such number as may be requested by the Administrative Agent) of this Amendment signed on behalf of such Persons.

3.2 The Administrative Agent shall have received all fees and other amounts due and payable to the Administrative Agent in connection with this Amendment (including as set forth in the Fee Letter).

3.3 Borrowers shall have paid an amendment fee to the Administrative Agent for the ratable account of those Lenders that have delivered executed counterparts to this Amendment not later than 2:00 p.m. (New York City time) on March 11, 2011 as set forth in the letter agreement dated as of March 4, 2011, between Hornbeck Offshore Services, LLC and Wells Fargo Securities LLC.

3.4 The Administrative Agent shall have received a certificate signed by a duly authorized officer of the Borrowers, dated the Second Amendment Effective Date, to the effect that after giving effect to this Amendment: (a) the representations and warranties contained in each of the Loan Documents are true and correct in all material respects on and as of the Second Amendment Effective Date as though made on and as of such date, (except to the extent any such representation or warranty is expressly limited to an earlier date, in which case such representations and warranties are true and correct as of such earlier date) and (b) no Default or Event of Default has occurred and is continuing.

3.5 The Administrative Agent shall have received a certificate of the secretary or an assistant secretary of each Borrower and the Parent Guarantor setting forth (i) resolutions of its board of directors, members or partners with respect to the authorization of each Borrower or the Parent Guarantor to execute and deliver this Amendment and the other Loan Documents entered into in connection herewith to which it is a party and to enter into the transactions contemplated herein and therein and (ii) certificates of the appropriate state agencies with respect to the existence, qualification and good standing of each Borrower and the Parent Guarantor.

3.6 The Administrative Agent shall have received such other documents as the Administrative Agent or special counsel to the Administrative Agent may reasonably request.

3.7 No Default or Event of Default shall have occurred and be continuing, both prior and after giving effect to the terms of this Amendment.

The Administrative Agent is hereby authorized and directed to declare this Amendment to be effective when it has received documents confirming or certifying, to the satisfaction of the Administrative Agent, compliance with the conditions set forth in this Section 3 or the waiver of such conditions as permitted hereby. Such declaration shall be final, conclusive and binding upon all parties to the Credit Agreement for all purposes.

Section 4. Miscellaneous.

4.1 Appraisal. The Borrowers acknowledge and hereby agree to fully cooperate with the Administrative Agent’s recent request for updated Appraisals on the Vessel Collateral, which shall be satisfactorily completed in accordance with the terms and conditions of Section 8.18 of the Credit Agreement by no later than sixty (60) days after the Second Amendment Effective Date. The parties hereto acknowledge and hereby agree that, in accordance with the terms and conditions of Section 8.18 of the Credit Agreement and in addition to the Appraisal required to be delivered pursuant to this Section 4.1, the Required Lenders shall be entitled to require that the Administrative Agent obtain, or the Administrative Agent may on its own initiative obtain, Appraisals by the Surveyor with respect to the Vessel Collateral up to three (3) additional times after the Second Amendment Effective Date but prior to the Maturity Date (but in any event only four (4) times after the Second Amendment Effective Date but prior to the Maturity Date).

4.2 Confirmation. The provisions of the Credit Agreement, as amended by this Amendment, shall remain in full force and effect following the effectiveness of this Amendment. Without limiting the generality of the foregoing, the Security Instruments and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Loan Parties under the Loan Documents, in each case as amended by this Amendment.

4.3 Ratification and Affirmation; Representations and Warranties. Each Borrower and the Parent Guarantor hereby (a) ratifies and affirms its respective obligations under, and acknowledges, renews and extends its respective continued liability under, each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect, except as expressly amended hereby, notwithstanding the amendments contained herein and (b) represents and warrants to the Lenders that, as of the date hereof, after giving effect to the terms of this Amendment: (i) all of the representations and warranties contained in each Loan Document to which it is a party are true and correct, except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, such representations and warranties shall continue to be true and correct as of such specified earlier date, (ii) no Default or Event of Default has occurred and is continuing and (iii) no Material Adverse Effect shall have occurred.

4.4 No Waiver. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lenders or the Administrative Agent, nor constitute an amendment or waiver of any provision of the Credit Agreement or the other Loan Documents.

4.5 Loan Document. This Amendment is a “Loan Document” as defined and described in the Credit Agreement and all of the terms and provisions of the Credit Agreement relating to Loan Documents shall apply hereto. On and after the Second Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like meaning referring to the Credit Agreement, and each reference in the other Loan Documents to the “Credit Agreement”, “thereunder”, “thereof” or words of like meaning referring to the Credit Agreement shall mean and be a reference to in each case the Credit Agreement, as amended and otherwise modified by this Amendment.

4.6 Counterparts. This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of this Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

4.7 NO ORAL AGREEMENT. THIS AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS AND ANY SEPARATE LETTER AGREEMENTS WITH RESPECT TO FEES PAYABLE TO THE ADMINISTRATIVE AGENT CONSTITUTE THE ENTIRE CONTRACT AMONG THE PARTIES RELATING TO THE SUBJECT MATTER HEREOF AND THEREOF AND SUPERSEDE ANY AND ALL PREVIOUS AGREEMENTS AND UNDERSTANDINGS, ORAL OR WRITTEN, RELATING TO THE SUBJECT MATTER HEREOF AND THEREOF. THIS AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES HERETO AND THERETO AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

4.8 GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS.

4.9 Payment of Expenses. The Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable out-of-pocket costs and expenses incurred in connection with this Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

4.10 Severability. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

4.11 Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

[SIGNATURES BEGIN NEXT PAGE]

IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to Senior Secured Revolving Credit Agreement to be duly executed as of the date first written above.

BORROWERS:	HORNBECK OFFSHORE SERVICES, LLC

	By:	/s/ James O. Harp, Jr.
	Name:	James O. Harp, Jr.
	Title:	Executive Vice President and Chief Financial Officer

HORNBECK OFFSHORE TRANSPORTATION, LLC

	By:	/s/ James O. Harp, Jr.
	Name:	James O. Harp, Jr.
	Title:	Executive Vice President and Chief Financial Officer

PARENT GUARANTOR:	HORNBECK OFFSHORE SERVICES, INC.

	By:	/s/ James O. Harp, Jr.
	Name:	James O. Harp, Jr.
	Title:	Executive Vice President and Chief Financial Officer

[Signature Page to Second Amendment]

The undersigned Lenders hereby consent to this Second Amendment to Senior Secured Revolving Credit Agreement.

LENDERS:	WELLS FARGO BANK, N.A., as Administrative Agent, Issuing Lender and a Lender

	By:	/s/ Corbin M. Womac
	Name:	Corbin M. Womac
	Title:	Vice President

[Signature Page to Second Amendment]

COMERICA BANK

By:	/s/ Gary Culbertson
Name:	Gary Culbertson
Title:	Vice President

[Signature Page to Second Amendment]

AMEGY BANK N.A.

By:	/s/ G. Scott Collins
Name:	G. Scott Collins
Title:	Vice President

[Signature Page to Second Amendment]

DNB NOR BANK ASA

By:	/s/ Thomas Tangen
Name:	Thomas Tangen
Title:	Senior Vice President Head of Corporate Banking

By:	/s/ Evan Uhlick
Name:	Evan Uhlick
Title:	Vice President

[Signature Page to Second Amendment]

BNP PARIBAS

By:	/s/ Kai Blache
Name:	Kai Blache
Title:	Vice President

By:	/s/ Kevin O’Hara
Name:	Kevin O’Hara
Title:	Director

[Signature Page to Second Amendment]

JPMORGAN CHASE BANK, N.A.

By:	/s/ Lizette Terral
Name:	Lizette Terral
Title:	President, New Orleans Region

[Signature Page to Second Amendment]

CAPITAL ONE, N.A.

By:	/s/ Mark Preston
Name:	Mark Preston
Title:	Vice President

[Signature Page to Second Amendment]

WHITNEY NATIONAL BANK

By:	/s/ Eric B. Goebel
Name:	Eric B. Goebel
Title:	Vice President

[Signature Page to Second Amendment]

SCHEDULE 7.15

to Credit Agreement

SUBSIDIARIES

Parent Guarantor

Legal name:	Hornbeck Offshore Services, Inc.

Current location of chief executive office or principal place of business:	103 Northpark Boulevard, Suite 300 Covington, Louisiana 70433

Jurisdiction of organization:	Delaware

Organization number:	2757751

Each of the following Persons is a 100% owned subsidiary of Hornbeck Offshore Services, Inc.

Borrowers

Legal name:	Hornbeck Offshore Services, LLC

Current location of chief executive office or principal place of business:	103 Northpark Boulevard, Suite 300 Covington, Louisiana 70433

Jurisdiction of organization:	Delaware

Organization number:	2603868

Legal name:	Hornbeck Offshore Transportation, LLC

Current location of chief executive office or principal place of business:	103 Northpark Boulevard, Suite 300 Covington, Louisiana 70433

Jurisdiction of organization:	Delaware

Organization number:	3469782

Subsidiaries

Legal name:	HOS-IV, LLC

Current location of chief executive office or principal place of business:	103 Northpark Boulevard, Suite 300 Covington, Louisiana 70433

Jurisdiction of organization:	Delaware

Organization number:	3664519

Legal name:	Hornbeck Offshore Trinidad & Tobago, LLC

Current location of chief executive office or principal place of business	103 Northpark Boulevard, Suite 300 Covington, Louisiana 70433

Jurisdiction of organization:	Delaware

Schedule 7.15

to Credit Agreement

Organization number:	3756721

Legal name:	Hornbeck Offshore Operators, LLC

Current location of chief executive office or principal place of business:	103 Northpark Boulevard, Suite 300 Covington, Louisiana 70433

Jurisdiction of organization:	Delaware

Organization number:	2757747

Legal name:	Energy Services Puerto Rico, LLC

Current location of chief executive office or principal place of business:	103 Northpark Boulevard, Suite 300 Covington, Louisiana 70433

Jurisdiction of organization:	Delaware

Organization number:	3469783

Legal name:	RAPID Marine Response, LLC

Current location of chief executive office or principal place of business:	103 Northpark Boulevard, Suite 300 Covington, Louisiana 70433

Jurisdiction of organization:	Delaware

Organization number:	3855226

Legal name:	Hornbeck Offshore International, LLC

Current location of chief executive office or principal place of business:	103 Northpark Boulevard, Suite 300 Covington, Louisiana 70433

Jurisdiction of organization:	Delaware

Organization number:	3920301

Legal name:	HOS Port, LLC

Current location of chief executive office or principal place of business:	103 Northpark Boulevard, Suite 300 Covington, Louisiana 70433

Jurisdiction of organization:	Delaware

Organization number:	4077391

Legal name:	Hornbeck Offshore Rigging Services & Equipment, LLC

Current location of chief executive office or principal place of business:	103 Northpark Boulevard, Suite 300 Covington, Louisiana 70433

Jurisdiction of organization:	Delaware

Organization number:	4366577

Schedule 7.15

to Credit Agreement

Legal name:	Hornbeck Offshore Specialty Services, LLC

Current location of chief executive office or principal place of business:	103 Northpark Boulevard, Suite 300 Covington, Louisiana 70433

Jurisdiction of organization:	Delaware

Organization number:	4379725

The following Person is a 49% owned subsidiary of Hornbeck Offshore Services, LLC

Legal name:	Hornbeck Offshore Services de Mexico, S. de R.L. de C.V.

Current location of chief executive office or principal place of business:	103 Northpark Boulevard, Suite 300 Covington, Louisiana 70433

Jurisdiction of organization:	Mexico

Organization number:	0389382

Each of the following Persons is a 99% owned subsidiary of Hornbeck Offshore Services, LLC and a 1% owned subsidiary of Hornbeck Offshore International, LLC

Legal name:	HOS Leasing de Mexico, S.A. de C.V. SOFOM E.N.R.

Current location of chief executive office or principal place of business:	103 Northpark Boulevard, Suite 300 Covington, Louisiana 70433

Jurisdiction of organization:	Mexico

Organization number:	98203

Legal name:	Hornbeck Offshore Operators de Mexico, S. de R.L. de C.V.

Current location of chief executive office or principal place of business:	103 Northpark Boulevard, Suite 300 Covington, Louisiana 70433

Jurisdiction of organization:	Mexico

Organization number:	390994

The following Person is a 100% owned subsidiary of Hornbeck Offshore International, LLC

Legal name:	Hornbeck Offshore Cayman, Ltd.

Current location of chief executive office or principal place of business:	103 Northpark Boulevard, Suite 300 Covington, Louisiana 70433

Jurisdiction of organization:	Cayman Islands

Organization number:	CT 145149

Schedule 7.15

to Credit Agreement

The following Person is a 100% owned subsidiary of Hornbeck Offshore Cayman, Ltd.

Legal name:	Seahorse Crew Management, Ltd.

Current location of chief executive office or principal place of business:	103 Northpark Boulevard, Suite 300 Covington, Louisiana 70433

Jurisdiction of organization:	Cayman Islands

Organization number:	CT 145162

Each of the following Persons is a 1% owned subsidiary of Hornbeck Offshore Services, LLC and a 99% owned subsidiary of Hornbeck Offshore International, LLC

Legal name:	Hornbeck Offshore Operacoes do Brasil LTDA

Current location of chief executive office or principal place of business:	Avenida Presidente Vargas 509 10 andar Centro CEP 20071-003103

Jurisdiction of organization:	Brazil

Organization number:	12.147.863/0001-75

Schedule 7.15

to Credit Agreement

SCHEDULE 12.01(a)

to Credit Agreement

NOTICE INFORMATION OF ADDITIONAL LENDERS

Wells Fargo Bank, N.A.

WLS Charlotte Agency Services

1525 W WT Harris Blvd

MAC D1109-019

Charlotte, NC 28262

Attention of Sandy Onesy

FAX: 704-715-0017

With a copy to:

Wells Fargo Bank, N.A.

Corbin Womac, Vice President & Relationship Manager

1000 Louisiana, 9th Floor

MAC T5002-090

Houston, Texas 77002

FAX: 713-739-1087

Email: Corbin.M.Womac@wellsfargo.com

Comerica Bank

Gary Culbertson

910 Louisiana, #410

Houston, TX 77002

Telephone: 713-220-5522

FAX: 713-220-5581

Email: gculbertson@comerica.com

JPMorgan Chase Bank N.A.

Kathy Seelman

201 Saint Charles Ave., Floor 28

New Orleans, LA 70170-1000

Telephone: 504-623-7910

FAX: 504-623-1915

Email: Kathy.S.Seelman@Chase.com

Amegy Bank N.A.

Ross Bartley

4400 Post Oak Pkwy.

Houston, TX 77027

Telephone: 713-232-2169

FAX; 713-693-7475

Email: ross.bartley@amegybank.com

Schedule 12.01(a)

to Credit Agreement

DnB Nor Bank ASA

Peder Hanssen

200 Park Avenue, Floor 31

New York, NY 10166

Telephone: 212-681-3865

FAX: 212-681-3900

Email: peder.hanssen@dnbnor.no

BNP Paribas

Kai Blache

520 Madison Ave, 3rd Floor

New York, NY 10022

Telephone: 212-340-5378

FAX: 212-340-5370

Email: kai.blache@us.bnpparibas.com

Capital One N.A.

Mark Preston

201 St. Charles Avenue, 29th Floor

New Orleans, LA 70170

Telephone: 504.533.2144

FAX: 504.533.2060

Email: mark.preston@capitalonebank.com

Schedule 12.01(a)

to Credit Agreement